Segment Reporting	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
Segment Reporting
21.
SEGMENT REPORTING

The Group’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer of the Group, who reviews financial information of operating segments when making decisions about allocating resources and assessing performance of the Group. An operating segment is a component of the Group that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Group’s CODM.

For the years ended December 31, 2021, 2022 and 2023, the Group’s CODM reviewed the financial information of the education business carried out by the Group on a consolidated basis. The Group has one operating segment, which is the provision of online education service. The Group operates solely in the PRC and all of the Group’s long-lived assets are located in the PRC.